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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated April 5, 2000 included in Vastera Inc.'s Form S-1 and Form S-1/A.



                                                 /s/ ARTHUR ANDERSEN LLP

                                                 ARTHUR ANDERSEN LLP

Vienna, Virginia
February 12, 2001